UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  June 11, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Florida                     0-26028                22-2671269

(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Item 2.  Acquisition or Disposition of Assets

On June 11, 2003, we paid in full a $750,000 Balloon Promissory Note secured by a first mortgage on our headquarters facility located at 6531 NW 18th Court, Plantation, Florida. A Satisfaction of Mortgage was executed by the lender, Peter Wolofsky, on June 12, 2003 and recorded in the Public Records of Broward County, Florida on June 19, 2003.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated: June 19, 2003
                                        /s/ Linda B. Grable
                                        -------------------
                                        By: Linda B. Grable
                                        Chief Executive Officer and
                                        Chairman of the Board

                                        /s/ Allan L. Schwartz
                                        ---------------------
                                        By: Allan L. Schwartz
                                        Executive Vice President
                                        Chief Financial Officer